SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: May 3, 2002
(Date of earliest event reported)

ONYX ACCEPTANCE CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	000-28050	33-0577635
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

27051 Towne Centre Drive, Suite 100
Foothill Ranch, California	92610
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (949) 465-3900

Item 5. Other Events.

     On or about May 8, 2002 the Registrant will distribute its Annual Report for the year ended December 31, 2001 which will include a letter to the Registrant’s stockholders from John W. Hall, the President and Chief Executive Officer of the Registrant. A copy of this letter is filed as Exhibit 99.1 to this Current Report on Form 8-K, and the contents of the Exhibit are incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits

Exhibit No.	Description

99.1	Letter to Stockholders from President and Chief Executive Officer of Onyx Acceptance Corporation

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ONYX ACCEPTANCE CORPORATION

May 3, 2002	By:	/s/ MICHAEL A. KRAHELSKI
Michael A. Krahelski, Senior Vice President

EXHIBIT INDEX

Exhibit No.	Description

99.1	Letter to Stockholders from President and Chief Executive Officer of Onyx Acceptance Corporation

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